EXHIBIT 99.2 1st Quarter 2018 Earnings Conference Call April 25, 2018

2 Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; the cost of protecting assets against, or damage due to, cyber crime and terrorism; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power or reduce power consumption; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward- looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2017 Form 10-K and 2018 Forms 10-Q (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

3 • Gerry Anderson – Chairman and CEO • Jerry Norcia – President and COO • Peter Oleksiak – Senior Vice President and CFO • Barbara Tuckfield – Director, Investor Relations Participants

4 • Overview • Financial Update • Long-Term Growth Update

5 2018 has started out strong and we remain confident in delivering on our financial plan • On track to achieve 2018 operating EPS* guidance range of $5.57 to $5.99 • Targeting 5% - 7% operating EPS growth from 2018 guidance base through 2022 • Filed plan to double renewable energy capacity by early 2020s • Business update ‒ DTE Electric received rate order ‒ DTE Gas is proposing to increase the pace of main renewal ‒ Gas Storage & Pipelines and Power & Industrial Projects continue to progress on their growth plans and are starting the year off strong * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

6 Launched initiative that will provide renewable resources that exceed the required 15% renewable portfolio standard plan to add 1,000 MW of carbon- free electricity from new wind and solar projects in Michigan Proposed renewable energy capacity from 1,000 MW to 2,000 MW Doubling completion date of 2022 Targeting

7 • Overview • Financial Update • Long-Term Growth Update

8 1Q 2017 1Q 2018 Change DTE Electric 106$ 142$ 36$ DTE Gas 107 111 4 Gas Storage & Pipelines 45 62 17 Power & Industrial Projects 30 42 12 Corporate & Other 16 (16) (32) Growth segments** 304$ 341$ 37$ Growth segments operating EPS 1.70$ 1.91$ 0.21$ Energy Trading 18 1 (17) DTE Energy 322$ 342$ 20$ Operating EPS 1.79$ 1.91$ 0.12$ Avg. Shares Outstanding 179 180 DTE Electric • Lower storm expenses, return to normal weather and rate implementation DTE Gas • Return to normal weather offset by higher O&M Gas Storage & Pipelines • Lower tax rate and increased gathering and transport volumes Power & Industrial Projects • Higher REF volumes, steel related earnings and lower tax rate Corporate & Other • Lower benefit for stock based compensation, lower tax rate and timing of taxes Energy Trading • Power portfolio performance Primary DriversOperating Earnings 1st quarter 2018 operating earnings* variance * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix (millions, except EPS) ** Growth segments exclude Energy Trading

9 2018 Guidance DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS $648 - $662 152 - 160 185 - 195 115 - 135 (100) - (90) $1,000 - $1,062 $5.54 - $5.88 $5 - $20 $1,005 - $1,082 $5.57 - $5.99 $142 111 62 42 (16) $341 $1.91 $1 $342 $1.91 1Q 2018 Actuals (millions, except EPS) * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** Growth segments exclude Energy Trading Avg. Shares Outstanding 181180 ✓ Solid 1st quarter results support operating EPS* guidance

10 • Overview • Financial Update • Long-Term Growth Update

11 Capital investment 2018 - 2022 $10.4 billion Reliability investments at utilities support long-term growth and increase customer satisfaction DTE Electric DTE Gas Capital investment 2018 - 2022 $2.1 billion • Received electric rate order and will file future cases to incorporate impact of tax reform benefit on customers • Filed 5-year distribution plan • Expect Certificate of Necessity order April 27 • Filed rate case in November 2017 ‒ Included proposal to increase the pace of main renewal • Filed plan to reduce rates to incorporate impact of tax reform benefit on customers

12 Non-utilities continue to focus on growth projects to fuel long-term growth Gas Storage & Pipelines Power & Industrial Projects Operating earnings* 2022 target $65 - $75 million Capital investment 2018 - 2022 $0.8 - $1.2 billion Operating earnings* 2022 target $280 - $290 million Capital investment 2018 - 2022 $2.8 - $3.4 billion • Completing NEXUS pipeline construction milestones; active contract negotiations with additional shippers • Continuing to add investment in Link • Millennium expansions under way • Increasing 2022 operating earnings by $35 million due to tax reform • Advancing discussions on new CHP plant ‒ Beginning stages of construction on Ford Motor Company complex • Finalizing agreement on new RNG project • Pursuing strong pipeline of additional CHP and RNG development initiatives • Increasing 2022 operating earnings by $5 million due to tax reform * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

13 • Delivered solid first quarter results and remain confident in achieving our 2018 operating EPS* guidance • Driving utility growth through infrastructure investments focused on improving reliability and the customer experience • Expanding non-utility businesses through strategic and sustainable growth • Continuing to deliver strong EPS and dividend growth that drive premium total shareholder return Summary * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

14 DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 Contact us

15 Appendix

16 Issuing $300 million of equity in 2018 while maintaining strong cash flow and balance sheet 20% 2017 2018-2020E 51% 2017 2018-2020E Leverage** Funds from Operations*** / Debt** Target 50% - 54% Target 18% - 19% *** Funds from Operations (FFO) is calculated using operating earnings, reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity * In addition to equity issuances of $500 million disclosed at EEI • Issue incremental equity of $300 million* 2018-2020 due to tax reform • Issue $300 million in 2018 using internal mechanisms ‒ Approximately $200 million issued in 1Q • $1.4 billion of available liquidity at March 31, 2018 • Maintain strong BBB credit rating

17 • Return to normal weather Variance to normal weather – 2017: ($13) – 2018: $0 $106 $142 $13 $22 $1 Primary DriversOperating Earnings* Variance 1Q 2017 Operating Earnings 1Q 2018 Operating Earnings Weather Rate Case Impact Rate Base Growth DTE Electric variance analysis ($10)$10 Storm Other (millions) * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

18 Weather and DTE Electric weather normal sales 1Q 2017 1Q 2018 % change 1Q 2017 1Q 2018 % change Actuals - - 0% Actuals 2,793 3,187 14% Normal - - 0% Normal 3,263 3,251 (0%) Deviation from normal 0% 0% Deviation from normal (14%) (2%) 1Q ($13) $0 1Q ($0.07) 1Q $0.00 ($21) ($4) (GWh) 1Q 1Q 2017 1Q 2018 % change ($0.12) Residential 3,690 3,677 (0%) ($0.02) Business & Other 7,813 7,828 0% TOTAL SALES 11,503 11,505 0% DTE Electric service territory DTE Gas service territory Variance from normal weather ($ millions, after-tax) 2017 2018 Variance from normal weather ($ per share) 2017 ($ millions, after-tax) 2018 2017 2018 ($ per share) 2017 2018 Cooling degree days Heating degree days Earnings impact of weather – DTE Electric Earnings impact of weather – DTE Gas Weather normal sales – DTE Electric service area * Includes choice of 1,204 1Q 2017 and 1,142 1Q 2018 *

19 1Q 2017 1Q 2018 Cash From Operations* $0.8 $0.8 Capital Expenditures (0.7) (0.6) Free Cash Flow $0.1 $0.2 Asset Sales & Other - - Dividends (0.1) (0.2) Net Cash $0.0 $0.0 Debt Financing: Issuances $0.5 $0.0 Redemptions (0.5) 0.0 Change in Debt $0.0 $0.0 Cash Flow Capital Expenditures 1Q 2017 1Q 2018 DTE Electric Base Infrastructure $243 $193 New Generation 9 2 Distribution Infrastructure 156 172 $408 $367 DTE Gas Base Infrastructure $75 $65 NEXUS Related 22 5 Main Renewal 28 29 $125 $99 Non-Utility $134 $125 Total $667 $591 (millions) 2018 cash flow and capital expenditures actuals (billions) * Includes $0 and $0.2 billion of equity issued for employee benefit programs in 1Q 2017 and 1Q 2018, respectively

20 2018 Guidance Cash From Operations* $2.0 Capital Expenditures (3.6) Free Cash Flow ($1.6) Asset Sales & Other - Dividends (0.6) Net Cash ($2.2) Debt Financing: Issuances $2.3 Redemptions (0.1) Change in Debt $2.2 2018 cash flow and capital expenditures guidance 2018 Guidance DTE Electric Base Infrastructure $750 New Generation 340 Distribution Infrastructure 810 $1,900 DTE Gas Base Infrastructure $257 NEXUS Related 13 Main Renewal 190 $460 Non-Utility $1,100-$1,300 Total $3,460-$3,660 Cash Flow Capital Expenditures * Includes $0 and $0.3 billion of equity issued for employee benefit programs in 2017 and 2018, respectively (millions)(billions)

DTE Electric and DTE Gas regulatory update

DTE Electric

- General rate order - April 2018 (U-18255)
  - Effective: May 1
  - Rate recovery: $65 million
  - ROE: 10%
  - Capital structure: 50% debt, 50% equity
  - Rate base: $15 billion
- Capacity charge case - April 2017 (U-18248)
  - March 2018 MPSC staff report indicated adequate capacity
  - Local clearing requirements determined 2H 2018
- 5 year draft electric distribution plan - June 2017 (U-18014)
  - Final plan filed January 2018
- Certificate of Necessity filing - July 2017 (U-18419)
  - Expect order April 27
- Next rate case filing 2H 2018

DTE Gas

- General rate case - November 2017 (U-18999)
  - Prior to tax reform, requested rate recovery: $85 million ($57 million net of infrastructure recovery mechanism)
  - Final order: September 2018
- Expect to file rate cases every ~2 years



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22 1st quarter 2018 Energy Trading reconciliation of operating earnings* to economic net income 1Q 2017 2018 Operating Earnings $18 $1 Accounting Adjustments** 1 7 Economic Net Income $19 $8 • Economic net income equals economic gross margin*** minus O&M expenses and taxes • DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs ** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; and 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts * Reconciliation of operating earnings (non-GAAP) to reported earnings also included in the appendix

1st quarter 2018 reconciliation of reported to operating earnings (non-GAAP)

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

Net Income (millions)*

1Q 2018 After tax items:	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Industrial Projects	Corporate & Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$140	$104	$62	$45	($21)	$330	$31	$361
Deferred tax remeasurement true-up	8	8			5	21		21
System implementation costs	1	1				2		2
Benefits expense reimbursement	(7)	(2)		(3)		(12)		(12)
Certain mark-to-market transactions							(30)	(30)
Operating Earnings	$142	$111	$62	$42	($16)	$341	$1	$342

EPS

1Q 2018 After tax items:	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Industrial Projects	Corporate & Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$0.78	$0.58	$0.34	$0.25	($0.12)	$1.83	$0.17	$2.00
Deferred tax remeasurement true-up	0.04	0.04			0.05	0.13		0.13
System implementation costs	0.01	0.01				0.02		0.02
Benefits expense reimbursement	(0.04)	(0.01)		(0.02)		(0.07)		(0.07)
Certain mark-to-market transactions							(0.17)	(0.17)
Operating Earnings	$0.79	$0.62	$0.34	$0.23	($0.07)	$1.91	-	$1.91

* Total tax impact of adjustments to reported earnings: ($13 million)

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1st quarter 2017 reconciliation of reported to operating earnings (non-GAAP)

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

Net Income (millions)*

1Q 2017 After tax items:	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Industrial Projects	Corporate & Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$106	$107	$45	$30	$16	$304	$96	$400
Certain mark-to-market transactions							(78)	(78)
Operating Earnings	$106	$107	$45	$30	$16	$304	$18	$322

EPS

1Q 2017 After tax items:	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Industrial Projects	Corporate & Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$0.59	$0.60	$0.25	$0.17	$0.09	$1.70	$0.53	$2.23
Certain mark-to-market transactions							(0.44)	(0.44)
Operating Earnings	$0.59	$0.60	$0.25	$0.17	$0.09	$1.70	$0.09	$1.79

* Total tax impact of adjustments to reported earnings: ($50 million)

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25 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Reconciliation of reported to operating earnings (non-GAAP)